                               EXHIBIT (8)(d)(3)

                     AMENDMENT TO PARTICIPATION AGREEMENT
                                     (MFS)

                      ADDENDUM TO PARTICIPATION AGREEMENT
                      -----------------------------------

     Amendment No. 1 to the Amended and Restated Participation Agreement, dated as of July 1, 2001, by and among MFS VARIABLE INSURANCE TRUST, MASSACHUSETTS FINANCIAL SERVICES COMPANY, and TRANSAMERICA LIFE INSURANCE COMPANY (the "Agreement").

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE A
                           Effective  August 1, 2001

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                    SUBJECT TO THE PARTICIPATION AGREEMENT
                    --------------------------------------

====================================================================================================================================
  Name of Separate Account                                                  Share Class
  and Date Established by              Policies Funded                      (Initial or                       Portfolios
     Board of Directors              by Separate Account                  Service Class)                Applicable to Policies
====================================================================================================================================
    Retirement Builder                   Transamerica Life                   Initial                 MFS Emerging Growth Series
 Variable Annuity Account                Insurance Company                                       MFS Investors Growth Stock Series
 (formerly PFL Retirement                 Policy Form No.                                             MFS New Discovery Series
     Builder Variable                    AV288 101 985 796                                              MFS Research Series
     Annuity Account)           (including successor forms, addenda                                   MFS Total Return Series
      March 29, 1996            and endorsements-may vary by state)                                     MFS Utilities Series
                                      under marketing names:
                                   "Retirement Income Builder II
                                 Variable Annuity" and "Portfolio
                                     Select Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------
 Legacy Builder Variable Life            Transamerica Life                   Initial                 MFS Emerging Growth Series
     Separate Account                    Insurance Company                                              MFS Research Series
    November 20, 1998                     Policy Form No.                                             MFS Total Return Series
                                         WL851 136 58 699                                               MFS Utilities Series
                                     under the marketing name
                                     "Legacy Builder Plus" and
                                         "Estate Enhancer"
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account VA E                  Transamerica Life                   Initial                      MFS Bond Series
    (formerly PFL Life                   Insurance Company                                        MFS Capital Opportunities Series
     Variable Annuity                     Policy Form No.                                            MFS Emerging Growth Series
        Account E)                       AV288 101 985 796                                       MFS Investors Growth Stock Series
    February 20, 1997           (including successor forms, addenda                                   MFS New Discovery Series
                                and endorsements-may vary by state)                                     MFS Research Series
                                     under the marketing name                                           MFS Utilities Series
                                "Privilege Select Variable Annuity"
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account VA J                  Transamerica Life                   Service                 MFS Emerging Growth Series
       May 15, 2000                      Insurance Company                                              MFS Research Series
                                          Policy Form No.                                             MFS Total Return Series
                                          AVI 200 1 0100                                                MFS Utilities Series
                                (including successor forms, addenda
                                and endorsements-may vary by state)
                                     under the marketing name
                                   "Immediate Income Builder II"
---------------------------------------------------------------------------------------------------------------------------------

                       ACCOUNTS, POLICIES AND PORTFOLIOS
              SUBJECT TO THE PARTICIPATION AGREEMENT continued...
              ---------------------------------------------------


====================================================================================================================================
 Name of Separate Account                                             Share Class
 and Date Established by             Policies Funded                  (Initial or                       Portfolios
    Board of Directors             by Separate Account               Service Class)               Applicable to Policies
====================================================================================================================================
 Separate Account VA F              Transamerica Life                  Service                 MFS Emerging Growth Series
     May 15, 2000                   Insurance Company                                       MFS Investors Growth Stock Series
                                     Policy Form No.                                              MFS Utilities Series
                                    AV288-101-985-796
                           (including successor forms, addenda
                           and endorsements-may vary by state)
                                 under the marketing name
                                  "Premier Asset Builder
                                    Variable Annuity"
-------------------------------------------------------------------------------------------------------------------------------


     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified above.


                                TRANSAMERICA LIFE INSURANCE COMPANY
                                By its authorized officer,

                                By: /s/ Larry N. Norman
                                    --------------------------
                                    Larry N. Norman
                                    President


                                MFS VARIABLE INSURANCE TRUST, on behalf of the Portfolios
                                By its authorized officer and not individually,

                                By: /s/ James R. Bordewick, Jr.
                                    ---------------------------
                                    James R. Bordewick, Jr.
                                    Assistant Secretary


                                MASSACHUSETTS FINANCIAL SERVICES COMPANY
                                By its authorized officer,

                                By: /s/ Arnold D. Scott
                                    ---------------------------
                                    Arnold D. Scott
                                    Senior Executive Vice President

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